Exhibit 99.2

55 Water Street New York, NY 10041 www.spglobal.com Press Release For Immediate Release

S&P Global Announces Pricing of Offering of

$1,250,000,000 Senior Notes due 2027, $1,250,000,000 Sustainability-Linked Senior Notes due 2029,

$1,500,000,000 Senior Notes due 2032, $1,000,000,000 Senior Notes due 2052 and $500,000,000

Senior Notes due 2062

NEW YORK, March 4, 2022 – S&P Global (NYSE: SPGI) (the “Company” or “S&P Global”) today announced that it has priced an offering (the “Offering”) of $1,250,000,000 aggregate principal amount of 2.450% senior notes due 2027 (the “2027 Notes”), $1,250,000,000 aggregate principal amount of 2.700% sustainability-linked senior notes due 2029 (the “Sustainability-Linked Notes”), $1,500,000,000 aggregate principal amount of 2.900% senior notes due 2032 (the “2032 Notes”), $1,000,000,000 aggregate principal amount of 3.700% senior notes due 2052 (the “2052 Notes”) and $500,000,000 aggregate principal amount of 3.900% senior notes due 2062 (the “2062 Notes” and, together with the 2027 Notes, the Sustainability-Linked Notes, the 2032 Notes and the 2052 Notes, the “New Notes”) in a private placement transaction pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The 2027 Notes will bear interest at a rate of 2.450% per annum and will mature on March 1, 2027. The Sustainability-Linked Notes will bear interest at a rate of 2.700% per annum, and are subject to a 25 basis point per annum increase in interest rate beginning March 1, 2026 unless the Company achieves certain sustainability performance targets by December 31, 2025, and will mature on March 1, 2029. The 2032 Notes will bear interest at a rate of 2.900% per annum and will mature on March 1, 2032. The 2052 Notes will bear interest at a rate of 3.700% per annum and will mature on March 1, 2052. The 2062 Notes will bear interest at a rate of 3.900% per annum and will mature on March 1, 2062. The New Notes will pay interest semi-annually in cash in arrears on March 1 and September 1 of each year, beginning on September 1, 2022. Each series of New Notes will be unsecured obligations of the Company and will be guaranteed by its subsidiary, Standard & Poor’s Financial Services LLC. The closing of the sale of the New Notes is expected to occur on or about March 18, 2022, subject to customary closing conditions.

The Company intends to use the net proceeds from the Offering, together with cash on hand if and to the extent necessary, to (i) pay the purchase price for, and accrued and unpaid interest on, any and all of the Company’s outstanding 5.000% senior notes due 2022 (the “2022 Notes”), its 4.000% senior notes due 2025 (the “4.000% 2025 Notes”) and its 4.750% senior notes due 2025 (the “4.750% 2025 Notes” and, together with the 2022 Notes and the 4.000% 2025 Notes, the “Tender Offer Notes”) validly tendered (and not validly withdrawn) and accepted for purchase pursuant to its previously announced cash tender offer (the “Tender Offer”), and to pay related fees and expenses in connection with the Tender Offer, and (ii) redeem (the “Redemption”) all of the Company’s outstanding 4.125% senior notes due 2023, its 3.625% senior notes due 2024 and its 4.000% senior notes due 2026 (collectively, the “Redemption Notes”). Completion of the Offering is not contingent upon completion of the Tender Offer or the Redemption. Completion of the Tender Offer and the Redemption is contingent upon completion of the Offering. To the extent that all of the outstanding Tender Offer Notes are not tendered and purchased in the Tender Offer, the Company may, but is not obligated to, use a portion of any remaining net proceeds from the Offering to redeem all or a portion of the remaining Tender Offer Notes.

The New Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act and, unless so registered, may not be offered or sold in the United States absent an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s notes, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offer of the notes will be made only by means of an offering memorandum.

The information in this notice does not constitute a notice of redemption for any of the Redemption Notes or Tender Offer Notes.

About S&P Global

S&P Global (NYSE: SPGI) provides essential intelligence. We enable governments, businesses and individuals with the right data, expertise and connected technology so that they can make decisions with conviction. From helping our customers assess new investments to guiding them through ESG and energy transition across supply chains, we unlock new opportunities, solve challenges and accelerate progress for the world.

We are widely sought after by many of the world’s leading organizations to provide credit ratings, benchmarks, analytics and workflow solutions in the global capital, commodity and automotive markets. With every one of our offerings, we help the world’s leading organizations plan for tomorrow, today.

Investor Relations:

Mark Grant

Senior Vice President, Investor Relations

Tel: +1 347 640 1521

mark.grant@spglobal.com

Media:

Ola Fadahunsi

Tel: +1 332-210-9935

ola.fadahunsi@spglobal.com

Christopher Krantz

+44 7976 632 638

christopher.krantz@spglobal.com

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which the Company operates and beliefs of and assumptions made by the Company’s management, involve uncertainties that could significantly affect the financial or operating results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,”

“should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. For example, management may use forward-looking statements when addressing topics such as whether the Offering will be completed, the anticipated use of net proceeds from the Offering, the outcome of the Tender Offer and any redemption of the Redemption Notes or Tender Offer Notes.

These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) uncertainty relating to the impact of the integration of the businesses of the Company and IHS Markit Ltd. (“IHS Markit”), including potential adverse reactions or changes to business relationships resulting from the integration and increased cyber risks during the integration; (ii) the ability of the Company to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iii) the ability of the Company to implement its plans, forecasts and other expectations, including with respect to IHS Markit’s business and to realize expected synergies; (iv) business disruption following the transaction with IHS Markit; (v) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., COVID-19 and its variants (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vi) the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (vii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (viii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (ix) changes in debt and equity markets, including credit quality and spreads; (x) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xi) changes in financial markets, capital, credit and commodities markets and interest rates; (xii) the possibility that the integration of IHS Markit may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; (xiv) the outcome of the Offering, the Tender Offer; and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, the Company disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.